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                                  EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and "Selected Combined Financial Data" and to the use of our report dated
February 18, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-20633) and related Prospectus of StarTek, Inc. for the registration of 4,216,667 shares of its common stock.




                                   ERNST & YOUNG LLP



Denver, Colorado
March 10, 1997